Exhibit 99.1

News release via Canada NewsWire, Calgary 403-269-7605

            Attention Business Editors:
            NUCRYST Announces Special Meeting of Shareholders

            PRINCETON, NJ, Nov. 20 /CNW/ - NUCRYST Pharmaceuticals Corp. announced today that a Special Meeting of Shareholders will be held on Monday, December
21, 2009. The purpose of the Meeting is to consider approval of two special resolutions. The first special resolution is to approve and authorize the sale of all or substantially all of the assets of NUCRYST, substantially on the terms provided for in the asset purchase agreement dated November 10, 2009 among the NUCRYST Pharmaceuticals Corp., NUCRYST Pharmaceuticals Inc., Smith &
Nephew Inc. and Smith & Nephew (Overseas) Limited.
            If the first special resolution is approved, shareholders will be asked to consider a second special resolution approving the amalgamation of the
Corporation with 1499642 Alberta Ltd., a wholly-owned subsidiary of The
Westaim Corporation substantially on the terms and conditions provided for in the amalgamation agreement dated November 10, 2009 between the NUCRYST and
1499642 Alberta Ltd.
            The Special Meeting will be held at the offices of Bennett Jones LLP,
Suite 4500, 855 2nd Street S.W., Calgary, Alberta at 10 a.m. MST. NUCRYST
shareholders of record on November 25, 2009 will be entitled to vote at the
Meeting. The Management Information Circular and Instrument of Proxy will be mailed on or before November 30, 2009.

            About NUCRYST Pharmaceuticals

            NUCRYST Pharmaceuticals Corp. (NASDAQ: NCST; TSX: NCS) develops, manufactures and commercializes medical products that fight infection and inflammation using SILCRYST(TM), its patented atomically disordered nanocrystalline silver technology. NUCRYST licensed world-wide rights for
SILCRYST(TM) wound care coating products to Smith & Nephew plc, which markets these products in over 30 countries under their Acticoat(TM) trademark.
NUCRYST is also developing pharmaceutical products to address medical conditions that are characterized by pain, infection and inflammation. The
Company has developed its proprietary nanocrystalline silver in a powder form, referred to as NPI 32101 for use in medical devices and as an active pharmaceutical ingredient.

            <<
            SILCRYST(TM) is a trademark of NUCRYST Pharmaceuticals Corp.
            Acticoat(TM) is a trademark of Smith & Nephew plc
            >>

            The financial results in this news release are unaudited, and are not a complete disclosure of our quarterly or results. This news release contains forward-looking statements within the meaning of securities legislation in the
United States and Canada (collectively "forward-looking statements").
Forward-looking statements in this news release include, but are not limited to, statements about: our strategy, future operations, prospects and plans of management and our ability to achieve operating efficiencies and cost reductions. With respect to the forward-looking statements contained in this news release, readers are cautioned that numerous risks, uncertainties and other factors could cause our actual results to differ materially from those indicated in these statements including, but not limited to: future shareholder actions with respect to the proposed sale transaction, the proposed amalgamation, our capitalization or strategic direction; the failure to satisfy or waive any conditions to closing of the sale transaction or the amalgamation; the intervention of other events that result in any delay in completing or the failure to complete the sale transaction or the amalgamation; the performance of the stock markets generally; our ability to satisfy regulatory and stock exchange standards and requirements to complete the sale transaction or the amalgamation; the uncertainty of our future operating results, which are likely to fluctuate and could under certain conditions prevent the completion of the sale transaction or the amalgamation;
our reliance on and ability to maintain our collaboration with Smith & Nephew should the proposed sale transaction not be completed; our reliance on sales of Acticoat(TM) products with our SILCRYST(TM) coatings by Smith & Nephew;
changes in regulation or tax laws applicable to us; changes in general economic and capital market conditions; other risks and uncertainties that have not been identified at this time; and management's response to these factors. Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements in this release, there may be other factors that cause actual results or events to differ from those expressed or implied in forward looking statements. For a more thorough discussion of the risks associated with our business, see the "Risk Factors" section in our Annual Report on Form 10-K for the year ended December 31, 2008 and in our Quarterly Report on Form 10-Q for
the quarter ended September 30, 2009, once filed with the U.S. Securities and
Exchange Commission on EDGAR at www.sec.gov and with securities authorities in
Canada on SEDAR at www.sedar.com. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and NUCRYST disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future developments or otherwise after the date hereof.

            %SEDAR: 00023031E          %CIK: 0001344674

            /For further information: David Wills, Gillian McArdle, Investor
Relations, (416) 504-8464, info(at)nucryst.com/
            (NCST NCS.)

CO:  NUCRYST Pharmaceuticals Corp.

CNW 18:18e 20-NOV-09